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                                                                   Exhibit 10.38

                                                     SERVICE AGREEMENT NO. 49775
                                                     CONTROL NO. 1995-04-30-0024


                              FSS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 22nd day of November, 1995, by and between:

         COLUMBIA GAS TRANSMISSION CORPORATION
         ("SELLER")
         AND
         PIEDMONT NATURAL GAS CO
         ("BUYER")


WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive the service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Seller shall store quantities of gas for Buyer up to but not exceeding Buyer's Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of BUYER.


Section 2. Term. Service under this Agreement shall commence as of APRIL 01, 1997, or upon completion of facilities and shall continue in full force and effect until OCTOBER 31, 2012, and from YEAR-TO-YEAR thereafter unless terminated by either party upon 2 YEARS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.


Section 3. Rates. Buyer shall pay the charges and furnish the Retainage percentage


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                                                     SERVICE AGREEMENT NO. 49775
                                                     CONTROL NO. 1995-04-30-0024

                              FSS SERVICE AGREEMENT

set forth in the above-referenced Rate Schedule and specified in Seller's currently effective Tariff, unless otherwise agreed to by the parties in writing and specified in Seller's currently effective Tariff, unless otherwise agreed to by the parties in writing and specified as an amendment of this Service Agreement.


Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention:
Manager-Agreements Administration and notices to Buyer shall be addressed to it at:

         PIEDMONT NATURAL GAS CO
         1915 REXFORD ROAD
         CHARLOTTE, NC 28211

         ATTN:  CHUCK FLEENOR;
until changed by either party by written notice.

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A.

         PIEDMONT NATURAL GAS CO
By:      /s/ C.W. Fleenor
         ------------------
Name:    Chuck W. Fleenor
Title:   Vice President - Gas Supply
Date:    November 22, 1995


         COLUMBIA GAS TRANSMISSION CORPORATION
By:      /s/ S.M. Warnick
         ------------------
Name:    Stephen M. Warnick
Title:   Vice President
Date:    November 27, 1995



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                                                                    Revision No.
                                                     Control No. 1995-04-30-0024

Appendix A to Service Agreement No. 49775
Under Rate Schedule FSS
Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PIEDMONT NATURAL GAS CO



                   Storage Contract Quantity           1,500,034 Dth

              Maximum Daily Storage Quantity              25,000 Dth per day




CANCELLATION OF PREVIOUS APPENDIX A



Service changes pursuant to this Appendix A shall become effective as of APRIL 01, 1997. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


         PIEDMONT NATURAL GAS CO
By:      /s/ C.W. Fleenor
         ----------------
Name:    Chuck W. Fleenor
Title:   Vice President - Gas Supply
Date:    November 22, 1995

         COLUMBIA GAS TRANSMISSION CORPORATION
By:      /s/ S.M. Warnick
         ----------------
Name:    Stephen M. Warnick
Title:   Vice President
Date:    November 27, 1995



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                                                                    Revision No.
                                                     Control No. 1995-04-30-0024

                    Appendix A to Service Agreement No. 49775
                             Under Rate Schedule FSS
             Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION
                       and (Buyer) PIEDMONT NATURAL GAS CO

GFNT     /        THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE
SUBJECT TO PRECEDENT AGREEMENT NO. 47762 BETWEEN BUYER AND
SELLER DATED MAY 11, 1995.